Common Stock Warrants	12 Months Ended
Dec. 31, 2016
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Common Stock Warrants

13. Common Stock Warrants

The following is a description of the common stock warrant activity of the Company:

(in thousands, except per share amounts)	Warrants for the Purchase of Common Stock	Weighted Average Exercise Price
Balance at December 31, 2013	278	$30.50
Exercised	(40)	$33.80
Balance at December 31, 2014	238	$30.00
Exercised	(235)	$30.00
Cancelled	(3)	$30.00
Balance at December 31, 2015	—	$—

During the year ended December 31, 2014, warrants to purchase approximately 7,500 shares of common stock were cashless exercised and 3,800 shares of common stock were issued. During the year ended December 31, 2015, warrants to purchase approximately 229,500 shares of common stock were cashless exercised and 169,500 shares of common stock were issued. As of December 31, 2015, all remaining unexercised warrants for the purchase of common stock had expired and were cancelled.